Financial items	6 Months Ended
Jun. 30, 2019
Financial items [Abstract]
Financial items

4 Financial items

Quarters				First half		Full year
Q2 2019	Q1 2019	Q2 2018	(in USD million)	2019	2018	2018

(82)	(12)	(138)	Gains (losses) on net foreign exchange	(94)	(157)	(166)
145	211	155	Interest income and other financial items	355	148	283
267	306	(55)	Gains (losses) on derivative financial instruments	573	(220)	(341)
(330)	(356)	(278)	Interest and other finance expenses	(686)	(507)	(1,040)

(0)	149	(317)	Net financial items	149	(737)	(1,263)

The line item interest income and other financial items includes expenses of USD 64 million in first half and for the full year of 2018 related to implementation of IFRS 9. See note 27 Changes in accounting policies in Equinor’s 2018 Annual Report and Form 20-F.

Gains (losses) on derivative financial instruments is a gain of USD 573 million in the first half of 2019 mainly due to decreased interest rates, compared to a loss of USD 220 million in the first half of 2018 mainly due to increased interest rates.

Equinor has a US Commercial paper programme available with a limit of USD 5 billion of which USD 957 million has been utilised as of 30 June 2019.